                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2003

                                   ----------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31449                76-0695920
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               1111 LOUISIANA
               HOUSTON, TEXAS                                       77002
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Transcript of remarks given by Marianne Paulsen, David M. McClanahan, Gary Whitlock and David Tees during conference call conducted by Texas Genco on April 24, 2003

                  99.2 Transcript of question and answer session during conference call conducted by Texas Genco on April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12).

         On April 24, 2003, Texas Genco Holdings, Inc. ("Texas Genco") held a conference call to discuss its first quarter 2003 results. Transcripts of the remarks given by Marianne Paulsen, David M. McClanahan, Gary L. Whitlock and David Tees and of the question and answer session during the conference call are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein. In accordance with SEC Release No. 33-8216, this information, required to be furnished under Item 12 "Results of Operations and Financial Condition," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. This information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Texas Genco, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Texas Genco or any of its affiliates.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEXAS GENCO HOLDINGS, INC.



Date: May 1, 2003                   By: /s/ JAMES S. BRIAN
                                        ----------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer



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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                        EXHIBIT DESCRIPTION
       -------                       -------------------

        99.1      Transcript of remarks given by Marianne Paulsen, David
                  M. McClanahan, Gary L. Whitlock and David Tees during
                  conference call conducted by Texas Genco on April 24,
                  2003

        99.2      Transcript of question and answer session during
                  conference call conducted by Texas Genco on April 24,
                  2003



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